EXHIBIT 99.1

Glynn Wilson
Chairman & CEO
TapImmune Inc.
2815 Eastlake Avenue, Suite 300
Seattle, WA 98102

July 16, 2010

Dear Glynn:

Please accept this letter as formal notification that I hereby resign my positions as Chief Financial Officer and Member of the Board of Directors effective immediately.

Very Truly Yours,

/s/ Tracy Moore